UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Current Report)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2007

METROCORP BANCSHARES, INC.
   (Exact name of registrant as specified in its charter)

     Texas                                                   0-25141                                                      76-0579161
(State or other jurisdiction of                       (Commission File Number)                                   (I.R.S. Employer
incorporation or organization)                                                                                               Identification No.)

  9600 Bellaire Boulevard, Suite 252
                       Houston, Texas                                                                                           77036
               (Address of principal executive offices)                                                                       (Zip Code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by MetroCorp Bancshares, Inc. (the "Company") on October 17, 2007 to report the receipt by the Company of a letter from the NASDAQ Stock Market, Inc. ("NASDAQ") dated November 29, 2007 regarding the Company's compliance with Marketplace Rule 4350.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 15, 2007, the Company received a letter from the Listing Qualifications Department of NASDAQ indicating that a majority of the Company's board of directors was no longer comprised of independent directors as defined in Rule 4200 of the Marketplace Rules and, accordingly, was no longer in compliance with Rule 4350(c)(1) of the Marketplace Rules.  Pursuant to Rule 4350(c)(1), the Company must regain compliance with the requirements by the earlier of its next annual meeting or one year from the occurrence of the event that caused the failure to comply with this requirement.  The failure to meet the majority of independent directors requirement set forth in Rule 4350(c)(1) was a result of Tommy Chen's decision to retire from the board of directors effective October 1, 2007.

After receiving notice of the retirement of Mr. Chen, the Company's Governance and Nominating Committee commenced a search for an independent director to fill the vacancy.  On November 16, 2007, upon recommendation of the Governance and Nominating Committee, the board of directors of the Company voted to appoint Krishnan Balasubramanian as a Class III director to fill the vacancy existing on the Company's board of directors effective November 27, 2007.  The board also determined that Mr. Balasubramanian is an independent director.  A Current Report on Form 8-K was filed by the Company on December 3, 2007 announcing Mr. Balasubramanian’s appointment.  On November 29, 2007, the Company received a letter from the Listing Qualifications Department of NASDAQ confirming that the Company has regained compliance with Marketplace Rule 4350 and that the matter is now closed.

The press release issued by the Company on December 3, 2007, disclosing the receipt of the November 29, 2007 NASDAQ letter and the Company's compliance with Marketplace Rule 4350, is attached hereto as Exhibit 99.1.

Item 9.01                       Financial Statements and Exhibits

(d)           Exhibits.

99.1                      Press Release issued by the Company dated December 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROCORP BANCSHARES, INC.
(Registrant)

Dated: December 4, 2007                                                                By: /s/ George M. Lee
       George M. Lee
       Chief Executive Officer and
       Executive Vice Chairman

EXHIBIT INDEX

99.1                      Press Release issued by the Company dated December 3, 2007.